                        ANNUAL REPORT / OCTOBER 31 2000

                         AIM LATIN AMERICAN GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                    CREAM PITCHER, RED APPLES BY ELSIE BUNGE

          LATIN AMERICA, WITH ITS ABUNDANT RESOURCES, GROWING CONSUMER

            POPULATION AND EXPANDING INDUSTRY, PRESENTS POTENTIALLY

         ATTRACTIVE INVESTMENT OPPORTUNITIES. WE BELIEVE THAT ARGENTINE

          ARTIST ELSIE BUNGE'S BRIGHTLY COLORED PAINTING CAPTURES BOTH

            THE SPIRIT AND THE EXCITING POTENTIAL OF LATIN AMERICA.

                     -------------------------------------

AIM Latin American Growth Fund is for shareholders who seek long-term growth of capital. The fund primarily invests in securities of a broad range of Latin American issuers.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Latin American Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not absorbed fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o During the fiscal year ended 10/31/00, the fund paid distributions of $0.1662 per Class A share, $0.0890 per Class B share and $0.0890 per Class C share.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in micro, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Emerging Latin America Index is a group of securities from emerging Latin American markets tracked by Morgan Stanley Capital International.
o The unmanaged MSCI Emerging Markets Free Latin America Index is a group of securities from emerging Latin American markets, excluding stocks non-local investors cannot buy, tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                         AIM LATIN AMERICAN GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
  [PHOTO OF         I feel privileged to succeed Ted Bauer, who recently retired
   Robert H.        from the funds' board and will soon retire as A I M
    Graham          Management Group's chairman after a long, successful career
APPEARS HERE]       in the investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn. This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                            THE CURRENT ENVIRONMENT

                            ILLUSTRATES THE VALUE OF

                               PROFESSIONAL MONEY

                            MANAGEMENT. KNOWING WHEN

                             TO BUY AND SELL TAKES

                            EXPERTISE AND DISCIPLINE

                              EVEN IN THE BEST OF

                                    MARKETS.

                     -------------------------------------


                         AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


GLOBAL TECH ROUT SPREADS TO LATIN AMERICAN MARKETS


INVESTORS FLOCKED TO LATIN AMERICA EARLY IN THE YEAR, THEN FLED FOR SAFER HAVENS. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
Against this backdrop, AIM Latin American Growth Fund posted returns, excluding sales charges, of 11.61% for Class A shares and 11.10% for both Class B and Class C shares for the fiscal year ended October 31, 2000. These returns include gains made during late 1999 and early 2000, when markets were more exuberant than they became later in the fiscal year. More recently, performance has been affected by the sell-off in the technology sector and other market difficulties. The fund's benchmark, the MSCI Emerging Markets Free Latin America Index, returned 14.24% over the same period.

WHAT WERE MARKET CONDITIONS LIKE OVER THE REPORTING PERIOD?
Markets around the world were highly charged with incredible bouts of optimism, then pessimism, sometimes just a day apart. As 1999 ended and 2000 began, investors were giddy with TMT (telephone, media and telecommunications) stock euphoria. Sky-high stock valuations seemed of little consequence. Then, in March, tech optimism was replaced by skepticism. A global tech-stock meltdown ensued. This volatile pattern continued throughout the summer and fall.
    Global markets appeared to move in tandem. This curious phenomenon even held up for Latin American and other emerging markets that comprise a relatively small tech component. One possible reason for the correlation is the high "intensity" of telephone and media companies in some of the region's indexes. These companies provide proxies for the spreading of regional use of the Internet and other information technology. Another reason for the correlation is that when the volatility of the Nasdaq heightens, investors may sell or hedge other assets with a perceived similar risk.
    While emerging markets performed poorly this year, Latin America performed better than some. Many Pacific Rim markets were hard hit by the tech sell-off and rising oil prices. Some Eastern European markets suffered with the declining euro. These factors seemed to take less of a toll on Latin America's largest markets, Mexico and Brazil. Their markets suffered smaller losses by comparison. Still, foreign interest has been drying up and many mutual funds devoted to Latin America have witnessed cash outflows.

WHAT WAS THE ECONOMIC AND POLITICAL CLIMATE IN THE REGION?
Latin America, although recently rocked by the global tech sell-off and investor aversion to risk, is changing for the better. Fiscal reform and improved term structures for debt are now hallmarks of Latin American economies. (Argentina is an unfortunate but notable exception.) Like other world markets, Latin America has recently faced interest-rate fluctuations, rising oil prices and (as is often the case in emerging markets) political change.
    Politics, however, is actually a good word when used in conjunction with Mexico's recent election. Opposition candidate Vicente Fox won a clear and decisive victory in a smooth democratic election. This is the first time in Mexico's history that one party has given way to another peacefully. (The PRI party had ruled Mexico for the last seven decades.) And economically, Mexico has turned around so well that Moody's upgraded Mexico's sovereign government debt to investment-grade. Both Moody's and Standard & Poor's upgraded Mexico's foreign-currency debt. Mexico's growth is headed for about 7% this year.
    Like Mexico, Latin America's other major economy, Brazil, has been rewarded for its reform. Unlike Mexico (where interest rates rose during the year), Brazil's dropped. Its markets rallied when a surprise interest-rate cut of a full per-

LATIN AMERICA
================================================================================
Mexico

Panama

Venezuela

Brazil

Colombia

Peru

Chile

Argentina
================================================================================

TOP COUNTRIES

As of 10/31/00, based on total net assets
================================================================================

1. Brazil           45.56%

2. Mexico           37.82

3. Argentina         6.85

4. Chile             5.17

5. Luxembourg        2.03

6. United Kingdom    1.25

7. Venezuela         0.56

8. Peru              0.43
================================================================================

          See important fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


centage point was declared in June. And Brazil has become a major exporter of wood, steel and (of course) coffee. Unfortunately, Brazil is also a major importer of oil. This has become an issue for Brazil as oil prices skyrocketed this year.
    Argentina, Chile and Peru have been plagued with political disharmony. Buenos Aires was rocked with a bribery scandal that forced out top aides to President Fernando de la Rua, throwing the capital into political turmoil. Some sort of fiscal stimulus is needed in Argentina as the economy continues to struggle at a time when U.S. interest rates are at some of their highest levels in years. (The country currently pegs its currency to the U.S. dollar).
    In Chile, exports are driving economic growth, particularly with a bounce in copper prices. However, the domestic economy has been slow to recover with a left-of-center president viewed with suspicion by the business community. Corporate governance has been improved with minority shareholder rights protected under the new legislation (the OPA law) now being implemented.

WHICH INDUSTRIES AND COUNTRIES PROVIDED THE BEST OPPORTUNITIES FOR THE FUND DURING THE REPORTING PERIOD?
The iron and steel sector proved attractive as consolidation in the iron-ore industry boosted returns from fund holding CAEMI Metal. Mining in Chile was also positive for the fund as the price of copper rallied. Indeed, fund holding Antofagasta started up a new mine last year because of the strong outlook for copper.
    In Mexico, we were bullish on Grupo Financiero Bancomer, the Mexican bank that was recently purchased by Banco Bilbao Vizcaya. We feel that this bank is attractively valued, and we expect it to improve return of equity through cost-cutting and renewed lending.
    In Brazil, we participated in the Petrobras issue, funding this position by selling Ipiranga and CVRD. We believe that new management at Petrobras will boost production so costly imports can be substituted for the company's own production.
    Positions in both Peru and Venezuela have been trimmed. Although there are still some attractive valuations there, the political outlook seems uncertain.

WHAT IS YOUR SHORT-TERM MARKET OUTLOOK?
From fiscal reform to an improved term structure for debt, Latin America continues to change--for the better. On a micro level, cross-border mergers and acquisitions have introduced new management skills, fresh capital and more aggressive capital-expenditure plans. And Mexico--the region's largest economy--has proved that it can have a peaceful, smooth, democratic election. This was great progress for the country.
    In the short term, until investors lose some of their aversion to risk, the market may remain capped. In the longer term, however, a soft U.S. economic scenario may allow the region's macroeconomic fundamentals to remain solid and may permit equity flows to return to the region once investors feel reassured about the economy.
    The past year has been volatile for markets the world over. But for the long-term investor seeking diversification opportunities, Latin America is still a compelling region.

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

============================================================================================================
TOP 10 EQUITY HOLDINGS                                     TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
 1. Grupo Televisa, S.A.-GDR (Mexico)             6.40%     1. Telephone                            20.01%
 2. Petroleo Brasileiro S.A.-Cvt. (Brazil)        4.87      3. Banks (Regional)                      9.61
 3. Carso Global Telecom, Class A1                          2. Beverages (Alcoholic)                 9.05
    (Mexico)                                      4.56      4. Entertainment                         6.40
 4. Fomento Economico Mexicano,                             5. Iron & Steel                          6.37
    S.A. de C.V.-ADR (Mexico)                     4.45      6. Oil & Gas (Exploration & Production)  5.63
 5. Grupo Financiero Bancomer,                              7. Paper & Forest Products               5.45
    S.A. de C.V.-Class O (Mexico)                 3.81      8. Manufacturing (Diversified)           4.93
 6. Companhia Vale Do Rio Doce-                             9. Electric Companies                    4.64
    Prf. A (Brazil)                               3.18     10. Financial (Diversified)               3.96
 7. Itausa Investimentos Itau S.A.
    Pfd (Brazil)                                  3.01
 8. Nortel Inversora S.A.-
    ADR (Argentina)                               2.85
 9. Grupo Financiero Banorte,
    S.A. de C.V.-Class O (Mexico)                 2.84
10. Brasil Telecom Participacoes S.A.-
    ADR (Brazil)                                  2.67

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================================

                      ------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                    available--electronic delivery of fund

                    reports and prospectuses. Soon, you can

                    read the same AIM report you are reading

                     now--online. Once you sign up for the

                 service, we will send you a link to the report

                   via e-mail. If you choose to receive your

                  reports online, you will not receive a paper

                    copy by mail. You may cancel the service

                     at any time by visiting our Web site.

                          Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                    Account." Log into your account and then

                   click on the "View Other Account Options"

                     dropdown menu and select "eDelivery."

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM LATIN AMERICAN GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LATIN AMERICAN GROWTH FUND VS. BENCHMARK INDEX

8/13/91-10/31/00

in thousands
================================================================================
               AIM Latin American     MSCI Emerging         MSCI Emerging
                  Growth Fund,        Latin America          Markets Free
                 Class A Shares           Index          Latin America Index
--------------------------------------------------------------------------------
 8/13/91            9527                 10000                  10000
10/91               10967                11371.9                11236
10/92               10476                13358.2                12980
10/93               14360                17896                  17649
10/94               19257                25603.3                25807
10/95               12101                17155.7                17722
10/96               14221                21155.7                21857
10/97               15433                26192.1                27114
10/98               9281                 18803.4                19523
10/99               11223                23449.3                23657
10/00               12526                27731.9                27025

                  $12,526              $27,732                $27,025

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to a benchmark index over the period 8/13/91-10/31/00. (Please note that index performance figures are for the period 7/31/91-10/31/00.) Since the last reporting period, AIM Latin American Growth Fund has elected to use the MSCI Emerging Markets Free Latin America Index as its benchmark instead of the MSCI Emerging Latin America Index. The new index more closely resembles the securities in which the fund invests. The fund will no longer measure its performance against the MSCI Emerging Latin America Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Emerging Markets Free Latin America Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (8/13/91)           2.47%
  5 Years                      -0.29
  1 Year                        6.28*
  *11.61% excluding sales charges

CLASS B SHARES
  Inception (4/1/93)            0.32%
  5 Years                      -0.18
  1 Year                        6.10*
  *11.10% excluding CDSC

CLASS C SHARES
  Inception (3/1/99)           27.54%
  1 Year                       10.10*
  *11.10% excluding CDSC
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 17.34%; five years, -0.32%; inception (8/13/91), 3.44%. Class B shares, one year, 17.58%; five years, -0.23%; inception (4/1/93), 1.45%. Class C shares, one year, 21.56%; inception (3/1/99), 36.28%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A shares will differ from that of its Class B and Class C shares due to differing sales-charge structure and class expenses. For fund performance calculations and a description of the index on this page, please see the inside front cover.


                         AIM LATIN AMERICAN GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                             MARKET
                                               SHARES         VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-99.67%

ARGENTINA-6.85%

Acindar Industria Argentina de
  Aceros S.A.-Series B (Iron &
  Steel)(a)                                    200,000   $   179,038
--------------------------------------------------------------------
Banco Hipotecario S.A.-Wts.
  (Banks-Regional), expiring
  02/02/04(b)(c)                                   617       166,590
--------------------------------------------------------------------
Grupo Financiero Galicia S.A.-ADR
  (Banks-Regional)(a)                          119,816     1,744,820
--------------------------------------------------------------------
IRSA Inversiones y Representaciones
  S.A.-GDR (Land Development)                   46,066       958,749
--------------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Telephone)                                  180,500     2,166,000
====================================================================
                                                           5,215,197
====================================================================

BRAZIL-45.56%

Brasil Telecom Participacoes S.A.
  (Telephone)                              150,766,000     1,184,336
--------------------------------------------------------------------
Brasil Telecom Participacoes
  S.A.-ADR (Telephone)                          37,500     2,032,031
--------------------------------------------------------------------
Caemi Mineracao e Metalurgica
  S.A.-Pfd. (Iron & Steel)                   8,750,000     1,191,411
--------------------------------------------------------------------
CIA Siderurgica Nacional (Iron &
  Steel)                                    38,333,000     1,063,768
--------------------------------------------------------------------
Companhia Cimento Portland
  Itau-Pfd. (Construction-Cement &
  Aggregates)                                  650,000       103,483
--------------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                                11,000,000       990,835
--------------------------------------------------------------------
Companhia de Tecidos Norte de
  Minas-Pfd. (Textiles-Specialty)           11,622,000       858,184
--------------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)               60,000       911,124
--------------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel (Electric
  Companies)                                68,692,000       482,052
--------------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                                    62,935       570,348
--------------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                               105,000     2,419,482
--------------------------------------------------------------------
Eletropaulo Metropolitana-Eletricidade
  de Sao Paulo S.A.-Pfd. (Electric
  Companies)                                28,000,000     1,568,997
--------------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                                   55,000       890,313
--------------------------------------------------------------------
Embratel Participacoes S.A.-Pfd.
  (Telephone)                              109,450,000     1,755,671
--------------------------------------------------------------------
Itausa-Investimentos Itau S.A.-Pfd.
  (Investment Management)                    2,716,659     2,290,558
--------------------------------------------------------------------
Petroleo Brasileiro S.A. (Oil &
  Gas-Exploration & Production)                128,000     3,706,939
--------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Oil &
  Gas-Exploration & Production)(a)              20,000       581,250
--------------------------------------------------------------------
Tele Celular Sul Participacoes S.A.
  (Telecommunications-Cellular/Wireless)(a) 44,674,000        86,564
--------------------------------------------------------------------
Tele Norte Leste Participacoes S.A.
  (Telephone)                               34,488,000       567,124
--------------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                          52,183     1,154,549
--------------------------------------------------------------------

                                                           MARKET
                                              SHARES        VALUE

BRAZIL-(CONTINUED)

Tele Norte Leste Participacoes
  S.A.-Pfd. (Telephone)                       92,412,000 $ 2,017,143
--------------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.
  (Telephone)(a)                              86,027,000         901
--------------------------------------------------------------------
Telemig Celular Participacoes
  S.A.-ADR
  (Telecommunications-Cellular/Wireless)          10,000     525,000
--------------------------------------------------------------------
Telesp Celular Participacoes S.A.
  (Telecommunications-Cellular/Wireless)(a)        1,000           6
--------------------------------------------------------------------
Telesp Celular Participacoes
  S.A.-Pfd.
  (Telecommunications-Cellular/Wireless)(a)  108,294,000   1,280,590
--------------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-GDR
  (Banks-Regional)                                56,372   1,423,393
--------------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A.-Units
  (Banks-Regional)(d)                         15,000,000     758,062
--------------------------------------------------------------------
Usinas Siderurgicas de Minas Gerais
  S.A.-Class A Pfd.
  (Manufacturing-Diversified)                    360,300   1,849,144
--------------------------------------------------------------------
Votorantim Celulose e Papel
  S.A.-ADR (Paper & Forest
  Products)                                       52,254     901,382
--------------------------------------------------------------------
Votorantim Celulose e Papel
  S.A.-Pfd. (Paper & Forest
  Products)                                   45,587,000   1,523,148
====================================================================
                                                          34,687,788
====================================================================

CHILE-5.17%

Banco de A. Edwards-ADR
  (Banks-Regional)(a)                             26,700     320,400
--------------------------------------------------------------------
Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)                  84,500   1,631,906
--------------------------------------------------------------------
Embotelladora Arica S.A.-ADR
  (Beverages-Non-Alcoholic)(a)                    40,500     138,449
--------------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)                        102,400     857,600
--------------------------------------------------------------------
Sociedad Quimica y Minera de Chile
  S.A.-ADR (Chemicals)                            36,100     667,850
--------------------------------------------------------------------
Supermercados Unimarc S.A.-ADR
  (Retail-Food Chains)                           172,700     323,813
====================================================================
                                                           3,940,018
====================================================================

LUXEMBOURG-2.03%

Quilmes Industrial S.A.-ADR
  (Beverages-Alcoholic)                          187,164   1,544,103
====================================================================

MEXICO-37.82%

Alpha S.A. de C.V.-Class A
  (Manufacturing-Diversified)                    696,700   1,396,023
--------------------------------------------------------------------
Carso Global Telecom-Class A1
  (Telephone)(a)                               1,550,000   3,468,940
--------------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement &
  Aggregates)                                    381,969   1,605,852
--------------------------------------------------------------------
Cemex S.A. de C.V.-Wts.,
  (Construction-Cement &
  Aggregates), expiring 12/13/02(b)               22,000       9,663
--------------------------------------------------------------------
Cintra S.A. (Airlines)                           393,300     180,979
--------------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE

MEXICO-(CONTINUED)

Consorcio Ara, S.A. de C.V.
  (Homebuilding)(a)                      365,000   $   514,558
--------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V.-ADR-Units
  (Retail-General Merchandise)(e)      1,250,000     1,385,693
--------------------------------------------------------------
Corporacion GEO S.A. de C.V.-Series
  B (Construction-Cement &
  Aggregates)(a)                         521,000       591,723
--------------------------------------------------------------
El Puerto de Liverpool S.A. de
  C.V.-Series 1 (Retail-Department
  Stores)                                 45,941        54,291
--------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR (Beverages-Alcoholic)          88,705     3,387,422
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V.-Series A
  (Foods)                                579,800       805,244
--------------------------------------------------------------
Grupo Carso S.A. de C.V.-Series A1
  (Manufacturing-Diversified)(a)         163,876       509,006
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A. de
  C.V.-Class O (Banks-Regional)(a)     4,691,257     2,904,439
--------------------------------------------------------------
Grupo Financiero Banorte S.A. de
  C.V.-Class O
  (Financial-Diversified)(a)           1,445,455     2,158,659
--------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)                   485,164       106,551
--------------------------------------------------------------
Grupo Posadas S.A.-Series A
  (Lodging-Hotels)(a)                    471,000       339,877
--------------------------------------------------------------
Grupo Posadas S.A.-Series L
  (Lodging-Hotels)(a)                    752,300       527,129
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                      90,000     4,871,250
--------------------------------------------------------------
Industrias Penoles S.A. (Metals
  Mining)                                506,267       590,874
--------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                              675,000     1,725,973
--------------------------------------------------------------
Nueva G.Mexico S.A.-Class B (Metals
  Mining)                                205,824       684,501
--------------------------------------------------------------
Pepsi-Gemex S.A.-GDR
  (Beverages-Non-Alcoholic)(a)           222,100       971,688
==============================================================
                                                    28,790,335
==============================================================

                                                     MARKET
                                       SHARES         VALUE
PERU-0.43%

Union de Cervecerias Backus &
  Johnston S.A.
  (Beverages-Alcoholic)                1,173,686   $   327,439
==============================================================

UNITED KINGDOM-1.25%

Antofagasta Holdings PLC (Gold &
  Precious Metals Mining)                160,000       949,216
==============================================================

VENEZUELA-0.56%

Corporacion Venezolana de Cementos
  S.A.C.A.-I (Constructions-Cement
  & Aggregates)                          759,439       262,725
--------------------------------------------------------------
Corporacion Venezolana de Cementos
  S.A.C.A.-II (Constructions-Cement
  & Aggregates)                          502,029       166,438
==============================================================
                                                       429,163
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost $78,650,236)           75,883,259
==============================================================
                                      PRINCIPAL
                                      AMOUNT(f)

CORPORATE BONDS-0.00%

BRAZIL-0.00%

Companhia Vale Do Rio Doce-Non
  Convertible (Cost $0)         BRL      276,400             0
==============================================================

MONEY MARKET FUNDS-0.23%

STIC Liquid Assets Portfolio(g)           87,422        87,422
--------------------------------------------------------------
STIC Prime Portfolio(g)                   87,422        87,422
==============================================================
    Total Money Market Funds
      (Cost $174,844)                                  174,844
==============================================================

TOTAL INVESTMENTS-99.90%

  (Cost $78,825,080)                                76,058,103
==============================================================

OTHER ASSETS LESS LIABILITIES-0.10%                     75,024

==============================================================

NET ASSETS-100.00%                                 $76,133,127
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Pfd. - Preferred
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Acquired as part of a unit with or in exchange for other securities.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Each unit represents one preferred share of Unibanco and one preferred B share of Unibanco Holdings.
(e) Each unit represents three B shares and one C share.
(f) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost $78,825,080)  $76,058,103
------------------------------------------------------------
Foreign currencies, at value (cost $26,113)           25,957
------------------------------------------------------------
Receivables for:
  Investments sold                                    31,593
------------------------------------------------------------
  Fund shares sold                                     2,656
------------------------------------------------------------
  Dividends                                          362,249
------------------------------------------------------------
Collateral for securities loaned                   2,435,363
------------------------------------------------------------
Other assets                                          10,507
============================================================
    Total assets                                  78,926,428
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             115,686
------------------------------------------------------------
  Collateral upon return of securities loaned      2,435,363
------------------------------------------------------------
Accrued advisory fees                                 78,410
------------------------------------------------------------
Accrued administrative services fees                   4,098
------------------------------------------------------------
Accrued distribution fees                             33,411
------------------------------------------------------------
Accrued trustees' fees                                   906
------------------------------------------------------------
Accrued transfer agent fees                           42,219
------------------------------------------------------------
Accrued operating expenses                            83,208
============================================================
    Total liabilities                              2,793,301
============================================================
Net assets applicable to shares outstanding      $76,133,127
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $42,347,478
____________________________________________________________
============================================================
Class B                                          $33,047,028
____________________________________________________________
============================================================
Class C                                          $   738,621
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            2,742,928
____________________________________________________________
============================================================
Class B                                            2,169,343
____________________________________________________________
============================================================
Class C                                               48,471
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     15.44
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.44 divided by
    95.25%)                                      $     16.21
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     15.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     15.24
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $238,208)                                      $ 2,249,203
------------------------------------------------------------
Dividends from affiliated money market funds         106,903
------------------------------------------------------------
Security lending income                               45,504
============================================================
    Total investment income                        2,401,610
============================================================

EXPENSES:

Advisory fees                                      1,006,288
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        65,833
------------------------------------------------------------
Distribution fees -- Class A                         298,720
------------------------------------------------------------
Distribution fees -- Class B                         425,504
------------------------------------------------------------
Distribution fees -- Class C                           7,773
------------------------------------------------------------
Interest                                              10,856
------------------------------------------------------------
Transfer agent fees                                  486,654
------------------------------------------------------------
Trustees' fees                                         8,959
------------------------------------------------------------
Other                                                127,728
============================================================
    Total expenses                                 2,488,315
============================================================
Less: Fees waived                                   (188,076)
------------------------------------------------------------
    Expenses paid indirectly                         (10,743)
============================================================
    Net expenses                                   2,289,496
============================================================
Net investment income                                112,114
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                             (353,147)
------------------------------------------------------------
  Foreign currencies                                (292,259)
============================================================
                                                    (645,406)
============================================================
Change in net unrealized appreciation of:
  Investment securities                           12,728,960
------------------------------------------------------------
  Foreign currencies                                  34,959
============================================================
                                                  12,763,919
============================================================
Net gain on investment securities and foreign
  currencies                                      12,118,513
============================================================
Net increase in net assets resulting from
  operations                                     $12,230,627
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------

OPERATIONS:

  Net investment income                                       $    112,114    $  1,204,092
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (645,406)    (30,276,702)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           12,763,919      48,078,005
==========================================================================================
    Net increase in net assets resulting from operations        12,230,627      19,005,395
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (559,152)       (703,214)
------------------------------------------------------------------------------------------
  Class B                                                         (242,204)       (122,741)
------------------------------------------------------------------------------------------
  Class C                                                           (1,126)             --
------------------------------------------------------------------------------------------
  Advisor Class*                                                    (7,099)         (9,487)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (13,979,698)    (22,064,281)
------------------------------------------------------------------------------------------
  Class B                                                      (10,270,500)    (15,015,084)
------------------------------------------------------------------------------------------
  Class C                                                          711,686         158,037
------------------------------------------------------------------------------------------
  Advisor Class*                                                  (537,577)       (144,362)
==========================================================================================
    Net increase (decrease) in net assets                      (12,655,043)    (18,895,737)
==========================================================================================

NET ASSETS:

  Beginning of year                                             88,788,170     107,683,907
==========================================================================================
  End of year                                                 $ 76,133,127    $ 88,788,170
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $142,652,510    $167,043,253
------------------------------------------------------------------------------------------
  Undistributed net investment income                                   --         675,072
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (63,720,298)    (63,367,151)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (2,799,085)    (15,563,004)
==========================================================================================
                                                              $ 76,133,127    $ 88,788,170
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Latin American Growth Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $22,395, undistributed net realized gains (losses) increased by $292,259 and paid in capital decreased by $314,654 as a result of book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $62,498,841 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. During the year ended October 31, 2000, AIM waived fees of $188,076.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $307,783 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $298,720, $425,504 and $7,773, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $12,961 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $5,658 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,396 and reductions in custodian fees of $9,347 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,743.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to not less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and the borrower fails to return the securities.
  At October 31, 2000, securities with an aggregate value of $2,387,611 were on loan to brokers. The loans were secured by cash collateral of $2,435,363 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $45,504 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $32,461,272 and $55,588,789, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 14,201,241
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (18,189,668)
==========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $ (3,988,427)
__________________________________________________________
==========================================================
Cost of investments for tax purposes is
  $80,046,530

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                           1999
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
                                                              ----------    ------------    -----------    -------------
Sold:
  Class A                                                      1,665,667    $ 29,183,062     10,698,303    $ 130,700,031
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        353,912       6,184,261      1,074,686       14,304,893
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        80,679       1,423,016         20,395          302,050
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                  4,828          77,585        103,353        1,459,954
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         30,264         511,470         56,745          633,836
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         13,133         219,985          9,959          110,343
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            58             964             --               --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                    422           7,096            833            9,259
========================================================================================================================
Conversion of Advisor Class shares to Class A shares:***
  Class A                                                         26,127         493,538             --               --
------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (26,252)       (493,538)            --               --
========================================================================================================================
Reacquired:
  Class A                                                     (2,543,866)    (44,167,768)   (12,381,943)    (153,398,148)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (986,553)    (16,674,746)    (2,351,288)     (29,430,320)
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (42,890)       (712,294)        (9,771)        (144,013)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 (7,477)       (128,720)      (106,874)      (1,613,575)
========================================================================================================================
                                                              (1,431,948)   $(24,076,089)    (2,885,602)   $ (37,065,690)
________________________________________________________________________________________________________________________
========================================================================================================================

*   Class C shares commenced sales on March 1, 1999.
** Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 2, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                -----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                -----------------------------------------------------
                                                                2000(a)     1999      1998(a)    1997(a)     1996(a)
                                                                -------    -------    -------    --------    --------
Net asset value, beginning of period                            $13.97     $ 11.70    $19.50     $  17.95    $  15.38
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.06        0.21      0.13         0.11        0.09
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.58        2.20     (7.90)        1.44        2.59
=====================================================================================================================
    Total from investment operations                              1.64        2.41     (7.77)        1.55        2.68
=====================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.17)      (0.14)    (0.03)          --       (0.08)
---------------------------------------------------------------------------------------------------------------------
  Returns of capital                                                --          --        --           --       (0.03)
=====================================================================================================================
    Total distributions                                          (0.17)      (0.14)    (0.03)          --       (0.11)
=====================================================================================================================
Net asset value, end of period                                  $15.44     $ 13.97    $11.70     $  19.50    $  17.95
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  11.61%      20.93%   (39.86)%       8.52%      17.52%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $42,347    $49,789    $60,720    $159,496    $177,373
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                2.02%(c)    2.06%     2.17%        1.96%       2.03%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.20%(c)    2.65%     2.31%        2.06%       2.10%
=====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers                                                2.01%(c)    2.00%     2.00%        1.96%       2.03%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.19%(c)    2.59%     2.14%        2.06%       2.10%
=====================================================================================================================
Ratio of net investment income to average net assets              0.33%(c)    1.44%     0.78%        0.52%       0.46%
=====================================================================================================================
Ratio of interest expense to average net assets                   0.01%(c)    0.06%     0.17%          --          --
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             33%         30%       39%         130%        101%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $59,744,037.

                                                                                     CLASS B
                                                             ------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                             ------------------------------------------------------
                                                              2000(a)     1999      1998(a)    1997(a)     1996(a)
                                                             --------    -------   --------    --------    --------
Net asset value, beginning of period                         $ 13.79     $ 11.49   $  19.23    $  17.78    $  15.21
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)       0.17      0.04         0.01          --
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.56        2.16     (7.78)        1.44        2.59
===================================================================================================================
    Total from investment operations                            1.53        2.33     (7.74)        1.45        2.59
===================================================================================================================
Less distributions:
  From net investment income                                   (0.09)      (0.03)       --           --       (0.01)
-------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                              --          --        --           --       (0.01)
===================================================================================================================
    Total distributions                                        (0.09)      (0.03)       --           --       (0.02)
===================================================================================================================
Net asset value, end of period                               $ 15.23     $ 13.79   $ 11.49     $  19.23    $  17.78
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                11.03%      20.36%   (40.19)%       8.04%      17.02%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $33,047     $38,456   $46,599     $133,448    $137,400
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                              2.52%(c)    2.56%     2.67%        2.46%       2.53%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.70%(c)    3.15%     2.81%        2.56%       2.60%
===================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers                                              2.51%(c)    2.50%     2.50%        2.46%       2.53%
===================================================================================================================
  Without fee waivers                                           2.69%(c)    3.09%     2.64%        2.56%       2.60%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.17)%(c)    0.94%    0.28%        0.02%      (0.04)%
===================================================================================================================
Ratio of interest expense to average net assets                 0.01%(c)    0.06%     0.17%          --          --
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           33%         30%       39%         130%        101%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $42,550,374.

                                                                         CLASS C
                                                              -----------------------------
                                                                             MARCH 1, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED       COMMENCED)
                                                              OCTOBER 31,    TO OCTOBER 31,
                                                                2000(a)           1999
                                                              -----------    --------------
Net asset value, beginning of period                            $13.79               $10.21
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)                0.12
-------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          1.57                 3.46
===========================================================================================
    Total from investment operations                              1.54                 3.58
===========================================================================================
Less distributions from net investment income                    (0.09)                  --
===========================================================================================
Net asset value, end of period                                  $15.24               $13.79
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                  11.10%               35.06%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  739               $  147
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                2.52%(c)             2.56%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                             2.70%(c)             3.15%(d)
===========================================================================================
Ratio of expenses to average net assets (excluding interest
  expense):
  With fee waivers                                                2.51%(c)             2.50%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                             2.69%(c)             3.09%(d)
___________________________________________________________________________________________
===========================================================================================
Ratio of net investment income (loss) to average net assets      (0.17)%(c)            0.94%(d)
===========================================================================================
Ratio of interest expense to average net assets                   0.01%(c)             0.06%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                             33%                  30%
___________________________________________________________________________________________
===========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $777,298.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Latin American Growth Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Latin American Growth Fund at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 18, 2000

BOARD OF TRUSTEES                         OFFICERS                            OFFICE OF THE FUND
C. Derek Anderson                         Robert H. Graham                    11 Greenway Plaza
Senior Managing Partner                   Chairman and President              Suite 100
Plantagenet Capital Management, LLC                                           Houston, TX 77046
(an investment partnership);              Dana R. Sutton
Chief Executive Officer,                  Vice President and Treasurer        INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)              Melville B. Cox                     A I M Advisors, Inc.
                                          Vice President                      11 Greenway Plaza
Frank S. Bayley                                                               Suite 100
Partner, law firm of                      Gary T. Crum                        Houston, TX 77046
Baker & McKenzie                          Vice President
                                                                              SUB-ADVISOR
Robert H. Graham                          Carol F. Relihan
President and Chief Executive Officer,    Vice President and Secretary        INVESCO Asset Management Ltd.
A I M Management Group Inc.                                                   11 Devonshire Square
                                          Mary J. Benson                      London EC2M 4YR
Ruth H. Quigley                           Assistant Vice President and        England
Private Investor                          Assistant Treasurer
                                                                              TRANSFER AGENT
                                          Sheri Morris
                                          Assistant Vice President and        A I M Fund Services, Inc.
                                          Assistant Treasurer                 P.O. Box 4739
                                                                              Houston, TX 77210-4739
                                          Nancy L. Martin
                                          Assistant Secretary                 CUSTODIAN

                                          Ofelia M. Mayo                      State Street Bank and Trust Company
                                          Assistant Secretary                 225 Franklin Street
                                                                              Boston, MA 02110
                                          Kathleen J. Pflueger
                                          Assistant Secretary                 COUNSEL TO THE FUND

                                                                              Kirkpatrick & Lockhart LLP
                                                                              1800 Massachusetts Avenue, N.W.
                                                                              Washington, D.C. 20036-1800

                                                                              COUNSEL TO THE TRUSTEES

                                                                              Paul, Hastings, Janofsky & Walker LLP
                                                                              Twenty Third Floor
                                                                              555 South Flower Street
                                                                              Los Angeles, CA 90071

                                                                              DISTRIBUTOR

                                                                              A I M Distributors, Inc.
                                                                              11 Greenway Plaza
                                                                              Suite 100
                                                                              Houston, TX 77046

                                                                              AUDITORS

                                                                              PricewaterhouseCoopers LLP
                                                                              160 Federal Street
                                                                              Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 19.06% is eligible for the dividends received deduction for corporations.

THE AIM FUNDS RISK SPECTRUM


On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.
o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.
    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

================================================================================

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

================================================================================

                THE AIM FAMILY OF FUNDS--Registered Trademark--



                       EQUITY FUNDS

DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS
                                                                                A I M Management Group Inc. has provided
      MORE AGGRESSIVE                   MORE AGGRESSIVE                         leadership in the mutual fund industry
AIM Small Cap Opportunities(1)    AIM Latin American Growth                     since 1976 and managed approximately
AIM Mid Cap Opportunities(2)      AIM Developing Markets                        $183 billion in assets for more than
AIM Large Cap Opportunities(3)    AIM European Small Company                    eight million shareholders, including
AIM Emerging Growth               AIM Asian Growth                              individual investors, corporate clients
AIM Small Cap Growth(4)           AIM Japan Growth                              and financial institutions, as of
AIM Aggressive Growth             AIM International Emerging Growth             September 30, 2000.
AIM Mid Cap Growth                AIM European Development                          The AIM Family of Funds--Registered Trademark--
AIM Small Cap Equity              AIM Euroland Growth                           is distributed nationwide, and AIM today is the
AIM Capital Development           AIM Global Aggressive Growth                  eighth-largest mutual fund complex in the
AIM Constellation                 AIM International Equity                      United States in assets under management,
AIM Dent Demographic Trends       AIM Advisor International Value               according to Strategic Insight, an
AIM Select Growth                 AIM Global Trends                             independent mutual fund monitor.
AIM Large Cap Growth              AIM Global Growth                                 AIM is a subsidiary of AMVESCAP PLC,
AIM Weingarten                          MORE CONSERVATIVE                       one of the world's largest independent
AIM Mid Cap Equity                                                              financial services companies with $414
AIM Value II                      SECTOR EQUITY FUNDS                           billion in assets under management as of
AIM Charter                                                                     September 30, 2000.
AIM Value                               MORE AGGRESSIVE
AIM Blue Chip                     AIM New Technology
AIM Basic Value                   AIM Global Telecommunications and Technology
AIM Large Cap Basic Value         AIM Global Resources
AIM Balanced                      AIM Global Financial Services
AIM Advisor Flex                  AIM Global Health Care
      MORE CONSERVATIVE           AIM Global Consumer Products and Services
                                  AIM Global Infrastructure
                                  AIM Advisor Real Estate
                                  AIM Global Utilities
                                        MORE CONSERVATIVE

                     FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS        TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                   MORE AGGRESSIVE
AIM Strategic Income              AIM High Income Municipal
AIM High Yield II                 AIM Tax-Exempt Bond of Connecticut
AIM High Yield                    AIM Municipal Bond
AIM Income                        AIM Tax-Free Intermediate
AIM Global Income                 AIM Tax-Exempt Cash
AIM Floating Rate(5)                    MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
      MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                LAG-AR-1